Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011

OPERATING REVENUES:
Gas utility	$100.2	$102.1	$508.5	$592.8
Electric utility	167.9	186.7	456.6	492.4
Nonutility	245.4	250.6	623.6	612.6
Total operating revenues	513.5	539.4	1,588.7	1,697.8

OPERATING EXPENSES:
Cost of gas sold	28.1	30.5	197.0	274.4
Cost of fuel and purchased power	52.9	67.1	144.6	186.9
Cost of nonutility revenues	81.0	93.0	198.1	266.6
Other operating	195.6	180.6	557.2	485.5
Depreciation and amortization	61.9	61.7	188.9	182.0
Taxes other than income taxes	12.4	12.4	41.2	43.4
Total operating expenses	431.9	445.3	1,327.0	1,438.8

OPERATING INCOME	81.6	94.1	261.7	259.0

OTHER INCOME (EXPENSE):
Equity in (losses) of unconsolidated affiliates	(3.6)	(11.7)	(17.8)	(34.6)
Other income - net	3.3	0.7	7.8	5.9
Total other income (expense)	(0.3)	(11.0)	(10.0)	(28.7)

INTEREST EXPENSE	23.9	27.1	71.8	80.7

INCOME BEFORE INCOME TAXES	57.4	56.0	179.9	149.6

INCOME TAXES	18.1	20.7	63.7	54.6

NET INCOME	$39.3	$35.3	$116.2	$95.0

AVERAGE COMMON SHARES OUTSTANDING	82.1	81.8	82.0	81.7
DILUTED COMMON SHARES OUTSTANDING	82.1	81.9	82.1	81.8

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.48	$0.43	$1.42	$1.16

DILUTED	$0.48	$0.43	$1.42	$1.16

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions - Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011

OPERATING REVENUES:
Gas utility	$100.2	$102.1	$508.5	$592.8
Electric utility	167.9	186.7	456.6	492.4
Other	(0.4)	0.5	0.5	1.5
Total operating revenues	267.7	289.3	965.6	1,086.7

OPERATING EXPENSES:
Cost of gas sold	28.1	30.5	197.0	274.4
Cost of fuel and purchased power	52.9	67.1	144.6	186.9
Other operating	71.8	66.7	229.5	231.8
Depreciation and amortization	46.3	47.8	142.7	143.9
Taxes other than income taxes	11.5	11.6	39.0	40.7
Total operating expenses	210.6	223.7	752.8	877.7

OPERATING INCOME	57.1	65.6	212.8	209.0

OTHER INCOME - NET	2.3	0.1	5.2	4.0

INTEREST EXPENSE	17.8	20.4	53.5	61.2

INCOME BEFORE INCOME TAXES	41.6	45.3	164.5	151.8

INCOME TAXES	15.2	17.4	62.0	59.0

NET INCOME	$26.4	$27.9	$102.5	$92.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)

	September 30,	December 31,
	2012	2011

ASSETS
Current Assets
Cash & cash equivalents	$7.0	$8.6
Accounts receivable - less reserves of $6.2 &
$6.7, respectively	239.9	221.3
Accrued unbilled revenues	56.4	121.5
Inventories	170.7	161.9
Recoverable fuel & natural gas costs	21.4	12.4
Prepayments & other current assets	73.5	84.3
Total current assets	568.9	610.0

Utility Plant
Original cost	5,141.6	4,979.9
Less: accumulated depreciation & amortization	2,030.5	1,947.3
Net utility plant	3,111.1	3,032.6

Investments in unconsolidated affiliates	81.6	92.9
Other utility & corporate investments	34.6	34.4
Other nonutility investments	24.8	29.6
Nonutility plant - net	581.9	550.8
Goodwill - net	262.3	262.3
Regulatory assets	230.1	226.0
Other assets	40.9	40.3
TOTAL ASSETS	$4,936.2	$4,878.9

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$159.1	$185.8
Accounts payable to affiliated companies	15.4	36.8
Refundable fuel & natural gas costs	1.1	—
Accrued liabilities	159.3	181.1
Short-term borrowings	316.2	227.1
Current maturities of long-term debt	131.5	62.7
Total current liabilities	782.6	693.5

Long-term Debt - Net of Current Maturities	1,453.7	1,559.6

Deferred Income Taxes & Other Liabilities
Deferred income taxes	629.3	575.7
Regulatory liabilities	359.1	345.2
Deferred credits & other liabilities	205.3	239.4
Total deferred credits & other liabilities	1,193.7	1,160.3

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.1 and 81.9 shares, respectively	698.7	692.6
Retained earnings	816.2	786.2
Accumulated other comprehensive income (loss)	(8.7)	(13.3)
Total common shareholders' equity	1,506.2	1,465.5
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,936.2	$4,878.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Nine Months Ended
	September 30,
	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$116.2	$95.0
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	188.9	182.0
Deferred income taxes & investment tax credits	52.6	56.5
Equity in losses of unconsolidated affiliates	17.8	34.6
Provision for uncollectible accounts	6.0	9.1
Expense portion of pension & postretirement benefit cost	6.8	6.8
Other non-cash charges - net	5.5	9.5
Changes in working capital accounts
Accounts receivable & accrued unbilled revenues	40.5	68.6
Inventories	(8.8)	(20.2)
Recoverable/refundable fuel & natural gas costs	(7.9)	(8.1)
Prepayments & other current assets	5.7	(1.0)
Accounts payable, including to affiliated companies	(50.8)	(83.8)
Accrued liabilities	(22.0)	(3.4)
Unconsolidated affiliate dividends	0.1	0.1
Employer contributions to pension & postretirement plans	(16.1)	(37.2)
Changes in noncurrent assets	(33.7)	(8.4)
Changes in noncurrent liabilities	(7.0)	(8.6)
Net cash flows from operating activities	293.8	291.5

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	99.5	—
Dividend reinvestment plan & other common stock issuances	5.6	5.2
Requirements for:
Dividends on common stock	(86.1)	(84.6)
Retirement of long-term debt	(37.4)	(2.2)
Other financing activities	—	(1.4)
Net change in short-term borrowings	(10.9)	98.1
Net cash flows from financing activities	(29.3)	15.1

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	0.2	0.5
Other collections	8.9	1.0
Requirements for:
Capital expenditures, excluding AFUDC equity	(274.9)	(227.8)
Business acquisition, net of cash acquired	—	(83.4)
Other investments	(0.3)	(0.9)
Net cash flows from investing activities	(266.1)	(310.6)

Net change in cash & cash equivalents	(1.6)	(4.0)
Cash & cash equivalents at beginning of period	8.6	10.4
Cash & cash equivalents at end of period	$7.0	$6.4

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$(2.7)	$(4.8)	$36.1	$33.5
Electric Utility Services	26.6	30.8	59.4	53.1
Other Operations	2.5	1.9	7.0	6.2
Total Utility Group	$26.4	$27.9	$102.5	$92.8

Nonutility Group
Infrastructure Services	15.9	11.9	27.3	11.1
Energy Services	2.6	2.3	0.9	1.6
Coal Mining	(2.2)	5.8	—	15.9
Energy Marketing
Vectren Source	—	(3.6)	—	1.0	(1)
ProLiance	(2.4)	(8.6)	(13.5)	(25.3)

Other Businesses	(0.7)	(0.2)	(0.6)	(0.9)
Total Nonutility Group	13.2	7.6	14.1	3.4

Corporate and Other	(0.3)	(0.2)	(0.4)	(1.2)

Vectren Consolidated	$39.3	$35.3	$116.2	$95.0

EARNINGS PER SHARE
Utility Group	$0.32	$0.34	$1.25	$1.13
Nonutility Group, excluding ProLiance	0.18	0.20	0.33	0.35
ProLiance	(0.02)	(0.11)	(0.16)	(0.31)
Corporate and Other	—	—	—	(0.01)

Reported EPS	$0.48	$0.43	$1.42	$1.16

(1) Vectren Source was sold 12/31/11. Full year 2011 operating earnings were $2.8 million.

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011

GAS OPERATING REVENUES (Millions):
Residential	$63.0	$64.7	$341.6	$400.4
Commercial	23.5	24.0	117.9	141.2
Industrial	12.4	11.8	42.3	42.9
Other Revenue	1.3	1.6	6.7	8.3
	$100.2	$102.1	$508.5	$592.8

GAS MARGIN (Millions):
Residential	$46.8	$46.6	$205.4	$208.3
Commercial	11.7	11.8	57.7	60.1
Industrial	11.9	11.5	40.8	41.0
Other	1.7	1.7	7.6	9.0
	$72.1	$71.6	$311.5	$318.4

GAS SOLD & TRANSPORTED (MMDth):
Residential	3.7	3.9	39.3	49.1
Commercial	2.6	2.6	18.0	21.9
Industrial	25.1	20.7	77.2	70.6
	31.4	27.2	134.5	141.6

AVERAGE GAS CUSTOMERS
Residential	892,220	888,508	899,594	898,058
Commercial	82,110	81,834	82,781	82,768
Industrial	1,664	1,635	1,661	1,643
	975,994	971,977	984,036	982,469

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days (Ohio)			83%	106%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011

ELECTRIC OPERATING REVENUES (Millions):
Residential	$65.0	$71.7	$160.3	$169.7
Commercial	39.4	46.0	112.0	120.9
Industrial	51.1	56.7	148.1	160.8
Other Revenue	2.0	2.2	6.0	6.1
Total Retail	157.5	176.6	426.4	457.5
Net Wholesale Revenues	10.4	10.1	30.2	34.9
	$167.9	$186.7	$456.6	$492.4

ELECTRIC MARGIN (Millions):
Residential	$49.3	$51.7	$122.2	$120.0
Commercial	27.6	30.4	79.1	79.1
Industrial	27.5	27.7	79.6	76.6
Other	1.9	2.2	5.6	5.7
Total Retail	106.3	112.0	286.5	281.4
Net Wholesale Margin	8.7	7.6	25.5	24.1
	$115.0	$119.6	$312.0	$305.5

ELECTRICITY SOLD (GWh):
Residential	461.1	485.8	1,145.7	1,209.2
Commercial	352.7	377.7	992.5	1,013.8
Industrial	732.5	731.8	2,127.6	2,074.6
Other Sales - Street Lighting	5.3	5.6	16.0	16.3
Total Retail	1,551.6	1,600.9	4,281.8	4,313.9
Wholesale	59.7	142.5	184.4	469.4
	1,611.3	1,743.4	4,466.2	4,783.3

AVERAGE ELECTRIC CUSTOMERS
Residential	123,264	122,831	123,259	122,947
Commercial	18,306	18,314	18,281	18,278
Industrial	115	111	115	111
Other	33	33	33	33
	141,718	141,289	141,688	141,369

YTD WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days (Indiana)	119%	114%	131%	117%
Heating Degree Days (Indiana)			71%	95%